Supplement dated July 29, 2025, to the following Minnesota Life Prospectuses dated May 1, 2025:

•	Variable Adjustable Life
•	Variable Adjustable Life-SD
•	Variable Adjustable Life Horizon
•	Variable Adjustable Life Summit
•	Variable Adjustable Life Survivor

The previously announced change in administrator for the above listed policies has been delayed.

As we previously notified you, the administration of your policy will be transferring from the Minnesota Life Insurance Company (“Minnesota Life” or “Us”) to EXL Service Technology Solutions, LLC (“EXL”) pursuant to the previously announced reinsurance and administration transaction with S. USA Life Insurance Company. The transfer of administration was most recently scheduled to commence on August 30, 2025. The timing for the conversion has now been delayed until October 31, 2025 (the “New Conversion Date”).

This supplement supersedes the June 25, 2025, supplement and also deletes and replaces the Until the Conversion Date, the May 1, 2025 prospectus is modified as described below and the Changes Commencing on or After the Conversion Date sections of the May 1, 2025, product supplement as detailed below.

Until the New Conversion Date, the May 1, 2025, prospectus is modified as described below.

Contact Information

Up through the close of business on the New Conversion Date, all servicing requests should continue to be directed to Us using the following contact information:

Mailing Address:

Minnesota Life Insurance Company,

400 Robert Street North,

Saint Paul, MN 55101

Telephone:

1-844-208-2412

Facsimile:

651-665-6955

Changes Commencing on or After the New Conversion Date

Beginning on November 1, 2025, (the day after the New Conversion Date) all requests should be submitted to Our Designated Service Provider using the contact information provided in your May 1, 2025, prospectus.

Reduction of Transactional Charges

Commencing on the New Conversion Date, the current charge we assess for the below transaction types is reduced to $0. The maximum charge that we reserve the right to assess for each transaction type remains unchanged after the New Conversion Date.

	Current Transfer Charge		Current Policy Adjustment Charge		Current Partial Surrender Policy Adjustment
	Through October 30, 2025	Starting October 31, 2025	Through October 30, 2025	Starting October 31, 2025	Through October 30, 2025	Starting October 31, 2025

VAL	$0	$0	$25	$0	Lesser of 2% or $25	$0
VAL Horizon	$10	$0	$25	$0	Lesser or 2% or $25	$0
VAL SD	$10	$0	$95	$0	Lesser of 2% or $95	$0
VAL Summit	$10	$0	$25	$0	Lesser of 2% or $25	$0
VAL Survivor	$10	$0	$95	$0	Lesser of 2% or $25	$0

Administrative Procedure Changes

Commencing on the day of the New Conversion Date

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When processing loan payments, Minnesota Life has the right to apply loan payments first to any balances attributable to the General Account. Minnesota Life currently enforces this restriction, but intends to waive this requirement commencing on or around the New Conversion Date and will instead allocate loan repayments in accordance with your instructions. If you do not provide specific allocation instructions, We will allocate loan repayments to the Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that those values bear to each other and, as to the Actual Cash Value in the separate account, to each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts.

•

Minnesota Life currently accepts certain policy loan requests via telephone. Commencing on or around the New Conversion Date, We will no longer accept loan requests via telephone and policy loans may only be requested in writing by mail or via facsimile.

Please retain this supplement for future reference.

F109781 07-2025